SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 4, 2002

                        Standard Microsystems Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-7422              11-2234952
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission File        (IRS Employer
      of Incorporation)                   Number)         Identification No.)


     80 Arkay Drive, Hauppauge, NY                               11788
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (631) 435-6000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.

         On April 4, 2002, the Board of Directors of Standard Microsystems Corporation adopted amended and restated by-laws. The principal modifications to the by-laws are as follows:

            o Calls by stockholders for special meetings of the stockholders now require action by holders of at least 66-2/3% of the issued and outstanding voting shares of the Corporation at least 60 days prior to the date of the meeting.

            o Nominations for the election of directors generally must be made not less than 60 nor more than 90 days prior to the anniversary date of the preceding year's annual meeting. Accordingly, nominations for election of directors at the Corporation's 2002 Annual Meeting of Stockholders must be made no earlier than April 12, 2002 and no later than May 12, 2002.

         The foregoing summary is qualified in its entirety by reference to the full text of the amended and restated by-laws, a copy of which is filed herewith as Exhibit 3.1.

         Item 7.  Exhibits

                  (c)  Exhibits.

                  3.1  Amended and Restated By-laws, as of April 4, 2002.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 10, 2002

                                          STANDARD MICROSYSTEMS CORPORATION


                                          By: /s/ Andrew M. Caggia
                                              ---------------------------------
                                          Name: Andrew M. Caggia
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Director